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                                                                   EXHIBIT 10.14

                                   AGREEMENT

This agreement is made and entered into this day of Jun. 17, 1998 by and between
                                                    -------------
Omnivision Technologies, Inc. a cooperation duly organized and existing under
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the law of Republic of China, whose principal business address is 930 Thompson
                                                                  ------------
Place Sunnyvale, California 94086 USA (Herein after "CUSTOMER"), CoAsia
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Microelectronics Corp., an authorized ASIC agent of SAMSUNG in Taiwan, a
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 cooperation duly organized and existing under the law of Republic of China, whose principal business address is 25F. Int'l Trade Bldg., No.333, Keelung Rd., Sec. 1, Taipei, Taiwan, R.O.C. (Herein after "CoAsia") and SAMSUNG ELECTRONICS
                                                           -------------------
TAIWAN CO., LTD. A cooperation duly organized and existing under the law of
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Republic of China, having an office at Int'l Trade Bldg., 30F, NO.333, Keelung
Rd., Sec. 1, Taipei, Taiwan, R.O.C. (Herein after "SAMSUNG" or "SET")

                                   WITNESSETH

Whereas, CUSTOMER desires for SAMSUNG to develop and produce the integrated
         --------
circuit in accordance with the specifications for QV511 attached hereby as
                                                  -----
EXHIBIT A provided by CUSTOMER (Herein after "IC" or "ICs" in plural)
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Whereas CUSTOMER desires to purchase from SAMSUNG through CoAsia and Samsung
        --------
desires to sell through CoAsia the ICs that are developed and produced by SAMSUNG hereunder.

Now, there, in consideration of the promises and of mutual representations, warranties and agreement set forth herein, the parties hereto agree as follows:
Definition: OV511--Gate Array; Master--KG8244D T.L.M.; G/L--look gates; 100QFP

1.   NON-RECURRING ENGINEERING (NRE) CHARGES

     SAMSUNG will develop the ICs pursuant to specification as specified in EXHIBIT A. The ICs shall be developed at SAMSUNG's own
     standard process and control criteria. Such development includes the mask tooling and 150 pcs units of a sample production. CUSTOMER will pay
                                                       ---------
     US$*** for the development costs of the said IC. The half of this fee will
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     be paid by T/T when this AGREEMENT becomes effective, and the rest will be paid upon the delivery of sample to customer.

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*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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2.   THE DEVELOPMENT SCHEDULE OF IC

     . OV511

     . The approval of post-layout simulation by customer    :   D day

     . Sample delivery of 150 pcs units by SAMSUNG           :   D day + 18 days

     . Approval of the sample by customer                    :   D day + 25 days

3.   UNIT PRICE & PAYMENT

     The unit price of this ICs are as following"

     1.3K/lot pcs      US$***

     3K.100K/lot pcs   US$***

     100K/lot pcs      US$***

     Payment Term: C.I.F. Taiwan or C.I.F. U.S.A.; L/C at sight
     CUSTOMER will purchase from SAMSUNG a minimum quantity of 50K pcs of ICs
     --------
     during one year after approval of sample.

4.  CANCELLATION

     A. CUSTOMER can not cancel P/O on or after the schedule delivery date
        --------
     stipulated in P/O or within 8 weeks before such scheduled delivery date unless CUSTOMER pays 100% total prices of ICs to SEC.
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     B. CUSTOMER can cancel P/O earlier than 8 weeks before such scheduled
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     delivery date by notifying in writing such cancellation to SAMSUNG.

5.   CONFIDENTIALITY

     Either party does not disclose the confidential document or information provided by the other party to third parties without the prior written consent of the other party.

6.   INDEMNITY

     The CUSTOMER accepts responsibility for all liabilities resulting from of
         --------
     products or intellectual property right by third parties with respect to ICs, and indemnifies SAMSUNG against such claims.

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*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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

7.   OWNERSHIP

     The mask right of the IC other than the layout right of the IC is solely owned by SAMSUNG, But the right of using IC is solely owned by Customer, SAMSUNG and CoAsia shall not produce and/or sell the IC to any third party (including all other SAMSUNG Divisions) without Customer's authorization. The database belongs to CUSTOMER. The purchasing order from Customer to SAMSUNG through CoAsia will automatically authorize SAMSUNG to produce and sell the IC to Customer or third party (including all other SAMSUNG Divisions) designated by Customer. If the sample doesn't work or this agreement terminates, SAMSUNG will automatically destroy the masks.

8.   TERM OF CONTRACT

     This AGREEMENT will be effective from the date signed by both parties and shall extend for a term of 2 years from the approval of the ICs sample by CUSTOMER.

9.   GOVERNING LAW

     This AGREEMENT shall be constructed and governed in accordance with R.O.C. law.

     For and on behalf of

     SAMSUNG ELECTRONICS TAIWAN CO, LTD.     OMNIVISION TECHNOLOGIES, INC.


     /s/ H. S. KIM                           /s/ JACK WANG
     -------------                           -------------
     NAME: H. S. KIM                         NAME: JACK WANG
     TITLE: PRESIDENT                        TITLE: DIRECTOR, ASIA BUSINESS
     DATE: Jun. 17, 1998                     DATE: Jun. 17, 1998

     CoAsia MICROELECTRONICS CORP.


     /s/ Harrison J. Lee
     -------------------
     NAME: HARRISON J. LEE
     TITLE: GENERAL MANAGER
     DATE: Jun. 17, 1998

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